Exhibit 99.1


                             SUBSCRIPTION AGREEMENT

                          WORLD TROPHY OUTFITTERS, INC.
                              4245 Production Court
                             Las Vegas, Nevada 89115

         THIS SUBSCRIPTION AGREEMENT ("Agreement") made this ___ day of __________, 2005, by and between World Trophy Outfitters, Inc., a Nevada corporation (the "Company"), and the undersigned (the "Subscriber"), who, for and in consideration of the mutual promises and covenants set forth herein, do hereto agree as follows:

         1. Subscription. The Subscriber hereby subscribes for _________ shares of the Company's common stock (the "Shares") at a total purchase price of ________________ dollars ($____). The subscription evidenced by this Agreement is an irrevocable offer by the Subscriber to subscribe for the Shares, and, subject to the terms hereof, shall become upon the acceptance thereof by the Company, a contract for the sale of said Shares.

         2. Acceptance. This Agreement is made subject to the Company's discretionary right to accept or reject the subscription herein in whole or in part, and the Subscriber will be notified as to whether the subscription has been accepted. If the Company shall for any reason reject all or part of this Subscription, the amount paid by the Subscriber with respect to the rejected Subscription, or part thereof, will be refunded, without interest. Acceptance of this Subscription by the Company will be evidenced by the execution hereof by an officer of the Company.

         3. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         4. Form of Ownership. Please indicate the form of ownership that the Subscriber desires for the Shares:

                           ____     Individual
                           ____     Joint Tenants with Right of Survivorship
                           ____     Tenants in Common
                           ____     Community Property
                           ____     Trust
                           ____     Corporation
                           ____     Partnership
                           ____     Other: ________________________

                         [Signature Page For Individual]


DATED this ___ day of _________________, 2005.


                                           ----------------------------------
                                           (Signature)

                                           ----------------------------------
                                           (Name - Please Print)

                                           ----------------------------------
                                           (Primary Place of Residence)

                                           ----------------------------------
                                           (City, State and ZIP Code)

                                           ----------------------------------
                                           (Telephone Number - Residence)

                                           ----------------------------------
                                           (Telephone Number - Business)

ACCEPTED this ____ day of __________________, 2005.

WORLD TROPHY OUTFITTERS, INC.



By___________________________________

                [Signature Page For Corporation or Other Entity]


DATED this ___ day of _________________, 2005.


                                           ----------------------------------
                                           (Name of Entity)

                                           ----------------------------------
                                           (Signature of Authorized Person)

                                           ----------------------------------
                                           (Name and Title - Please Print)

                                           ----------------------------------
                                           (Business Address)

                                           ----------------------------------
                                           (City, State and ZIP Code)

                                           ---------------------------------
                                           (Telephone Number - Business)

                                           ----------------------------------
                                           (Taxpayer I.D. No.)


ACCEPTED this ____ day of __________________, 2005.

WORLD TROPHY OUTFITTERS, INC.



By___________________________________